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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement (No. 333-20549) of Powerwave Technologies, Inc. on Form S-8 of our reports dated January 14, 1998, appearing in the Annual Report on Form 10-K for the year ended December 28, 1997.


DELOITTE & TOUCHE LLP
Costa Mesa, California
October 7, 1998